UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 9, 2026

AMERICAN REBEL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41267	47-3892903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

218 3rd Avenue North, #400 Nashville, Tennessee	37201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 267-3235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Streeterville June 2025 Note Exchange Agreement

On September 15, 2026, the Company entered into an Exchange Agreement (the “Note Exchange”) with Streeterville Capital, LLC. The Company previously entered into that certain Secured Promissory Note (the “Note”), with an original issuance date of June 26, 2025 in the principal amount of $5,470,000. Pursuant to the Note Exchange, the Company and Streeterville agreed to partition a new Secured Promissory Note in the original principal amount of $93,000 (the “Partitioned Note”) from the Note and then cause the outstanding balance of the Note to be reduced by an amount equal to the initial outstanding balance of the Partitioned Note. Concurrently, the Partitioned Note was exchanged for 697,674 shares of the Company’s common stock.

The foregoing descriptions of the Note Exchange is not a complete description of all of the parties’ rights and obligations under the Note Exchange, and are qualified in its entirety by reference to the Form Note Exchange Agreement, a copy of which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed on January 29, 2026.

Item 3.02 Unregistered Sales of Equity Securities.

On September 11, 2026, under the terms of the amendment to the employment agreement described in Item 5.02 below, the Company issued Corey Lambrecht, its president and chief operating officer, 25,000 shares of Series A - Super Voting Convertible Preferred Stock.

On September 14, 2026, 1800 Diagonal Lending LLC (“1800”) converted approximately $29,992.91 of the principal amount owed under a promissory note dated March 9, 2026 into 284,293 shares of common stock at $0.1055.

On September 14, 2026, 1800 converted $25,000 of the principal amount owed under a promissory note dated March 9, 2026 into 308,356 shares of common stock at $0.081075.

On September 15, 2026, Silverback Capital Corporation (“SCC”) requested the issuance of 500,000 shares of Common Stock to SCC, representing a payment of approximately $39.390.

On September 15, 2026, 1800 converted $23,243.50 of the principal amount owed under a promissory note dated March 9, 2026 into 286,691 shares of common stock at $0.081075.

On September 16, 2026, the Company issued Streeterville 697,674 shares of common stock pursuant to the exchange agreement described in Item 1.01 above at a per share price of $0.1333.

All of the above-described issuances (if any) were exempt from registration pursuant to Section 4(a)(2), and/or Regulation D of the Securities Act as transactions not involving a public offering. With respect to each transaction listed above, no general solicitation was made by either the Company or any person acting on its behalf. All such securities issued pursuant to such exemptions are restricted securities as defined in Rule 144(a)(3) promulgated under the Securities Act, appropriate legends have been placed on the documents evidencing the securities, and may not be offered or sold absent registration or pursuant to an exemption therefrom.

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officer; Compensatory Arrangements of Certain Officers.

(e)       Employment Agreement Amendment. On September 11, 2026, the Company entered into an amendment to the employment agreement with Corey Lambrecht, President and chief operating officer. Pursuant to the agreement, the Company agreed to extend the expiration date of the agreement to December 31, 2029 and adjust certain compensation arrangement in the agreement. A copy of the amendment is attached hereto as Exhibit 10.1.

Item 7.01. Regulation FD Disclosure.

On September 9, 2026, the Company issued a press release titled “FLY REBEL FLY: American Rebel Light Beer Launches Abraham Lincoln “Be a Rebel” Campaign Ahead of Philadelphia Eagles Home Opener.” A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report.

On September 11, 2026, the Company issued a press release titled “American Rebel Light Beer Invites Patriotic Music Fans to Black Oak Amphitheater Tonight for Big & Rich-Headlined 9/11 Tribute Honoring First Responders and America’s Military.” A copy of the press release is furnished herewith as Exhibit 99.2 to this Current Report.

On September 15, 2026, the Company issued a press release titled “American Rebel Light Beer Salutes First Responders at Black Oak’s 25th Anniversary 9/11 Tribute Featuring Big & Rich, Craig Morgan and American Rebel CEO Andy Ross.” A copy of the press release is furnished herewith as Exhibit 99.3 to this Current Report.

On September 16, 2026, the Company issued a press release titled “Fly Rebel Fly - And Win: American Rebel Light Beer Makes Winning NFL Regular-Season Debut at Lincoln Financial Field as The Philadelphia Eagles Start The Season 1-0.” A copy of the press release is furnished herewith as Exhibit 99.4 to this Current Report.

The information contained in this Item 7.01 of this Current Report, including Exhibits 99.1 through 99.4 hereto, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Item 7.01 of this Current Report.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1 †	Amendment No. 2 to Corey Lambrecht Employment Agreement dated September 10, 2026
99.1	Be a Rebel Press Release dated September 9, 2026
99.2	Black Oak Amphitheater Press Release dated September 11, 2026
99.3	Salute to First Responders Press Release dated September 15, 2026
99.4	Fly Rebel Fly – And Win Press Release dated September 16, 2026
104	Cover Page Interactive Data File

† Indicates management contract or compensatory plan or arrangement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REBEL HOLDINGS, INC.

Date: September 17, 2026	By:	/s/ Charles A. Ross, Jr.
Charles A. Ross, Jr.
Chief Executive Officer

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